UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 16, 2008
IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue Duluth, Minnesota		55807

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (218) 628-2217
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     In connection with the previously announced repurchase plan of IKONICS Corporation (the “Company”), on September 16, 2008, the Company agreed in a privately negotiated transaction to purchase an aggregate of 69,091 shares of its common stock from two institutional shareholders that are affiliated with each other. The aggregate price for the shares to be purchased and sold in the transaction is $483,637. The transaction is expected to close on September 19, 2008. During the third quarter of 2008, the Company has also purchased an additional 5,375 shares of its common stock on the open market as of the date of filing of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION
Date: September 17, 2008	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer and Vice President of Finance